UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

Reaves Utility Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.

Reaves Utility Income Fund

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2020 - April 30, 2021

Item 1. Reports to Stockholders.

(a)

SECTION 19(B) DISCLOSURE

April 30, 2021 (Unaudited)

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.18 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading below net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Reaves Utility Income Fund website www.utilityincomefund.com.

Reaves Utility Income Fund	Table of Contents

Shareholder Letter	2
Statement of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to Financial Statements	15
Additional Information	24
Privacy Policy	30

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.utilityincomefund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-866-230-0315.

Semi-Annual Report | April 30, 2021	1

Reaves Utility Income Fund	Shareholder Letter

April 30, 2021 (Unaudited)

To our Shareholders:

Investment Portfolio Returns: 6 months ended April 30, 2021

Total net assets of the Fund were $2.00 billion at April 30, 2021, or $34.38 of net asset value (“NAV”) per common share. At October 31, 2020 net assets totaled $1.66 billion representing $30.77 of net asset value per common share.

Changes in the market price of the Fund can and do differ from the underlying changes in the net asset value per common share. As a result, the market return to common shares can be higher or lower than the NAV return.

The market return for shareholders in the first half of fiscal 2021 was 13.99%, as is reflected in the table below. The share price of the Fund traded at a premium of 0.87% to the NAV at 4/30/2021 versus a premium of 2.21% at the beginning of the fiscal year.

	Period Ended April 30, 2021
	Six Months	One Year	Three Years+	Five Years+	Ten Years+	Since Inception+**
Total investment return – Net Asset Value*	15.51%	25.13%	10.72%	8.70%	10.62%	10.98%
Total investment return – Market Price*	13.99%	22.60%	14.42%	10.35%	10.97%	10.74%
S&P 500 Utilities Index[1]	8.72%	20.65%	18.67%	10.37%	11.30%	10.05%
Dow Jones Utility Average[2]	9.09%	22.24%	12.81%	10.66%	11.88%	11.20%

+	Annualized
*	Assumes all dividends being reinvested
**	Index data since 02/29/04

[1]	S&P 500 Utilities Index is a capitalization-weighted index containing 28 Electric and Gas Utility stocks (including multi-utilities and independent power producers). Prior to July 1996, this index included telecommunications equities.
[2]	The Dow Jones Utility Average is a price-weighted average of 15 utility stocks traded in the United States.

Distributions to Common Shareholders

The Fund’s annual distribution rate of $2.16 was unchanged. For the 2021 fiscal year, the Fund expects total distributions to come from earned income (dividend income) and capital gains. For any given month, however, part of the distribution may be temporarily classified as a return of capital given the irregular realization of capital gains over the course of the year.

2	www.utilityincomefund.com

Reaves Utility Income Fund	Shareholder Letter

April 30, 2021 (Unaudited)

Leverage Facility

The Fund ended the period with $395 million in leverage, up from from $345 million at the end of fiscal 2020. As a result, net leverage was about 20% of assets at April 30, 2021. For details about the facility please refer to Note 4 of the accompanying financial statements.

Portfolio Discussion and Outlook

The Reaves Utility Income Fund continued to generate tax advantaged income for investors. The Fund maintained its leverage at about 20% of net assets, which we think is a prudent level given market conditions. The individual companies in which the Fund invests proved resilient during the period. Many holdings grew earnings and increased dividends throughout the year, highlighting the defensiveness of the business models in which the Fund invests.

In the six-month period ending April 30, the Fund generated a total return of about 15.5%. It paid $60.45 million ($1.08 per share) in investor distributions. We would note that the results coincide with a near doubling in the 10-year treasury yields, from about 0.90% at the end of October 2020 to over 1.65% by the end of April 2021. Rising interest rates generally are a short-term headwind for our investments as investors typically prioritize risk over safety and growth over value in such environments. Over a longer-term, rising rates tend to be less impactful, though. This is because we typically invest in businesses that grow cash flows and dividend payments more quickly than sector averages and faster than inflation.

Return generation was relatively broad based with all subsectors contributing to performance. In utilities, the best performers were companies recovering from prior period problems. The worst contributors were companies that had benefitted from pre-election money flow into environmental sustainability and clean energy technology. Some of that reversed in the new calendar year. We continue to believe that the industry is uniquely well positioned to benefit from energy transition away from fossil fuels. Most of solar and wind development will be conducted at utility scale and built and operated by utilities. In addition, the grid infrastructure needed to support intermittent renewable power as well as increasingly power intensive consumer products like electric vehicles will require further investment for upgrade and interconnection. These trends will drive higher than historical growth rates for the sector and improved returns.

In communications, (which includes infrastructure companies like cable broadband, data centers, and wireless towers) returns remained robust, driven by ongoing spending on digital connectivity and fifth generation wireless networks. Telecom giants spent record levels on mid-band spectrum auctioned by the federal government in the spring of 2021, a sign of how critically important next generation wireless connectivity will be for U.S. economic activity going forward. We expect infrastructure companies like wireless towers and data centers to be key beneficiaries of this buildout.

In transportation and logistics, extreme supply chain tightness and strong pricing drove our investment performance. Several factors coalesced to create this condition - the post COVID economic recovery proved robust, ecommerce continued to take share from traditional retail, and there was widespread recognition that inventories need to be structurally to meet increasingly stringent delivery timetables. These factors emerged at a time when many logistics companies were still unwinding COVID era capacity curtailments. The result was very strong pricing for shippers like rail and truck as demand outpaced supply. Additionally, there was unprecedented demand for warehouse space, particularly for space close to end markets. Going forward, some of cyclical drivers of recent strength should ebb, but the long-term shift towards ecommerce and structurally higher inventories should remain supportive for the sector.

Semi-Annual Report | April 30, 2021	3

Reaves Utility Income Fund	Shareholder Letter

April 30, 2021 (Unaudited)

Sincerely,

Timothy O. Porter, Chief Investment Officer

John P. Bartlett, President

Sources of distributions to shareholders may include net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current period. The actual amounts and sources of distributions for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The estimates may not match the final tax characterization (for the full year’s distributions) contained in the shareholder’s Form 1099-DIV. Distribution payments are not guaranteed; distribution rates may vary.

You cannot invest directly in an index.

Industry Allocation as of April 30, 2021

*	Includes Money Market Funds

Holdings are subject to change

4	www.utilityincomefund.com

Reaves Utility Income Fund	Statement of Investments

April 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 118.44%
Diversified Telecommunication Services 14.35%
BCE, Inc.(1)	1,956,100	$92,425,725
Shaw Communications, Inc.	870,000	25,197,901
TELUS Corp.	3,820,100	79,251,963
Verizon Communications, Inc.(1)	1,565,703	90,481,976
		287,357,565

Electric Utilities 24.26%
Edison International(1)	910,700	54,141,115
Entergy Corp.	223,100	24,382,599
Eversource Energy(1)	898,600	77,477,292
Exelon Corp.	896,000	40,266,240
FirstEnergy Corp.	1,000,000	37,920,000
Fortis, Inc.(1)	1,871,300	83,464,638
NextEra Energy, Inc.(1)	1,225,200	94,965,252
The Southern Co.	1,105,600	73,157,552
		485,774,688

Media 11.84%
Altice USA, Inc., Class A(1)(2)	2,362,600	85,786,006
Charter Communications, Inc., Class A(1)(2)	120,300	81,016,035
Comcast Corp., Class A(1)	1,253,900	70,406,485
		237,208,526

Multi-Utilities 36.77%
Alliant Energy Corp.(1)	1,124,100	63,140,697
Ameren Corp.(1)	786,000	66,684,240
CMS Energy Corp.(1)	1,288,500	82,966,515
DTE Energy Co.(1)	470,200	65,837,404
Enel SpA	7,256,329	72,120,985
NiSource, Inc.(1)	1,766,966	45,976,455
Orsted AS(3)(4)	229,900	33,533,123
PG&E Corp.(2)	2,503,300	28,337,356
Public Service Enterprise Group, Inc.(1)	1,131,000	71,433,960
Sempra Energy(1)	323,200	44,462,624
WEC Energy Group, Inc.(1)	873,100	84,839,127
Xcel Energy, Inc.(1)	1,080,600	77,046,780
		736,379,266

Real Estate Investment Trusts (REITs) 19.71%
American Tower Corp.	143,959	36,676,435
Americold Realty Trust(1)	1,226,800	49,550,452
CoreSite Realty Corp.(1)	432,200	52,507,978
Crown Castle International Corp.(1)	265,600	50,214,336

Semi-Annual Report | April 30, 2021	5

Reaves Utility Income Fund	Statement of Investments

April 30, 2021 (Unaudited)

	SHARES	VALUE
Real Estate Investment Trusts (REITs) (continued)
Equinix, Inc.(1)	95,500	$68,832,580
Prologis, Inc.(1)	452,100	52,683,213
Realty Income Corp.	522,000	36,096,300
SBA Communications Corp.	160,700	48,165,004
		394,726,298

Road & Rail 4.72%
Norfolk Southern Corp.	167,000	46,633,080
Union Pacific Corp.	215,900	47,949,231
		94,582,311

Water Utilities 4.05%
American Water Works Co., Inc.(1)	519,800	81,083,602

Wireless Telecommunication Services 2.74%
T-Mobile US, Inc.(2)	415,200	54,860,376

TOTAL COMMON STOCKS
(Cost $1,846,190,857)		2,371,972,632

LIMITED PARTNERSHIPS 0.01%
Oil, Gas & Consumable Fuels 0.01%
Bastion Energy LLC (Anglo Dutch)(5)(6)		153,208

TOTAL LIMITED PARTNERSHIPS
(Cost $0)		153,208

MONEY MARKET FUNDS 1.80%
Federated Treasury Obligations Money Market Fund, 0.010% (7-Day Yield)	35,972,232	35,972,232

TOTAL MONEY MARKET FUNDS
(Cost $35,972,232)		35,972,232

TOTAL INVESTMENTS - 120.25%
(Cost $1,882,163,089)		$2,408,098,072

LEVERAGE FACILITY - (19.72%)		(395,000,000)

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.53%)		(10,509,825)

NET ASSETS - 100.00%		$2,002,588,247

6	www.utilityincomefund.com

Reaves Utility Income Fund	Statement of Investments

April 30, 2021 (Unaudited)

(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of April 30, 2021. (See Note 5)
(2)	Non-Income Producing Security.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021, the aggregate market value of those securities was $33,533,123, representing 1.67% of net assets.
(4)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2021, the aggregate market value of these securities was $33,533,123, representing 1.67% of net assets.
(5)	Restricted security. Investment represents a non-public partnership interest and is not unitized. (See Note 6)
(6)	Security fair valued by management, pursuant to procedures approved by the Board of Trustees, using significant unobservable inputs. (See Note 1)

Common Abbreviations:

Co. - Company

Corp. - Corporation

Inc. - Incorporated

LLC - Limited Liability Company

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2021	7

Reaves Utility Income Fund	Statement of Assets and Liabilities

April 30, 2021 (Unaudited)

ASSETS:
Investments, at value (Cost $1,882,163,089)	$2,408,098,072
Cash	1,597,251
Foreign currency, at value (Cost $15,148)	15,080
Dividends receivable	2,021,874
Interest receivable	291
Receivable for shares sold	2,203,673
Total Assets	2,413,936,241

LIABILITIES:
Loan payable	395,000,000
Interest payable on loan outstanding	109,914
Payable for investments purchased	14,269,410
Accrued investment advisory fees	1,109,237
Accrued administration fees	511,213
Accrued trustees' fees	72,021
Accrued chief compliance officer fees	3,435
Other payables and accrued expenses	272,764
Total Liabilities	411,347,994
Net Assets Applicable to Common Shareholders	$2,002,588,247

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$1,447,449,345
Total distributable earnings	555,138,902
Net Assets Applicable to Common Shareholders	$2,002,588,247

Shares of common stock outstanding of no par value, unlimited shares authorized	58,244,562
Net asset value per common share	$34.38

See Notes to Financial Statements.

8	www.utilityincomefund.com

Reaves Utility Income Fund	Statement of Operations

For the Six Months Ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,271,166)	$29,338,401
Total Investment Income	29,338,401

EXPENSES:
Interest on loan	1,644,473
Investment advisory fees	6,207,291
Administration fees	2,861,160
Chief compliance officer fees	19,685
Trustees' fees	167,937
State tax	1,172
Miscellaneous fees	168,999
Total Expenses	11,070,717

Net Investment Income	18,267,684

Net realized gain/(loss) on:
Investment securities	56,748,990
Foreign currency transactions	(15,669)
Change in unrealized appreciation/(depreciation) of:
Investment securities	188,692,113
Translation of assets and liabilities denominated in foreign currencies	510
Net gain on investments and foreign currency transactions	245,425,944

Net Increase in Net Assets Attributable to Common Shares from Operations	$263,693,628

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2021	9

Reaves Utility Income Fund	Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2021 (Unaudited)	For the Year Ended October 31, 2020
COMMON SHAREHOLDER OPERATIONS:
Net investment income	$18,267,684	$32,812,447
Net realized gain	56,733,321	59,235,234
Change in unrealized appreciation/(depreciation)	188,692,623	(270,906,616)
Net increase/(decrease) in net assets attributable to common shares from operations	263,693,628	(178,858,935)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Total amount of distributions	(60,454,719)	(109,265,469)
Net decrease in net assets from distributions to common shareholders	(60,454,719)	(109,265,469)

CAPITAL SHARE TRANSACTIONS:
Proceeds from common shares issued to shareholders from reinvestment of dividends	2,046,711	4,510,007
Proceeds from sales of shares, net of offering costs	137,548,420	163,383,259
Net increase from capital share transactions	139,595,131	167,893,266

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	342,834,040	(120,231,138)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	$1,659,754,207	$1,779,985,345
End of period	$2,002,588,247	$1,659,754,207

See Notes to Financial Statements.

10	www.utilityincomefund.com

Reaves Utility Income Fund	Statement of Cash Flows
For the Six Months Ended April 30, 2021 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$263,693,628
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(464,651,397)
Proceeds from disposition of investment securities	287,862,169
Net purchases of short-term investment securities	28,698,125
Net realized (gain)/loss on:
Investment securities	(56,748,990)
Net change in unrealized (appreciation)/depreciation on:
Investments	(188,692,113)
(Increase)/Decrease in assets:
Dividends receivable	(18,858)
Interest receivable	422
Other assets	81,740
Increase/(Decrease) in liabilities:
Interest payable on loan outstanding	792
Accrued investment advisory fees	97,514
Accrued administration fees	44,941
Accrued trustees' fees	(6,645)
Accrued chief compliance officer fees	185
Other payables and accrued expenses	82,747
Net Cash Used in Operating Activities	(129,555,740)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	50,000,000
Proceeds from sales of shares, net of offering costs	139,650,119
Cash distributions paid on Common Shares	(58,408,008)
Bank overdrafts	(74,040)
Net Cash Provided by Financing Activities	131,168,071

Net Increase in cash	1,612,331
Cash and foreign cash, beginning of year	$–
Cash and foreign cash, end of year	$1,612,331

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing	$1,643,681
Non-cash financing activities not included herein consist of reinvestment of distributions of:	2,046,711

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2021	11

Reaves Utility Income Fund

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of year
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income(1)
Net realized and unrealized gain/(loss)
Total income/(loss) from investment operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains
Total distributions to common shareholders
Change due to rights offering
Common share offering costs charged to paid-in capital
Total distributions and offerings

Net asset value per common share, end of period
Market price per common share, end of period

Total Investment Return - Net Asset Value(4)
Total Investment Return - Market Price(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of period (000s)
Ratio of expenses to average net assets attributable to common shares

Ratio of expenses excluding interest expense to average net assets attributable to common shares

Ratio of net investment income to average net assets attributable to common shares Portfolio turnover rate

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)
Asset coverage per $1,000(7)

See Notes to Financial Statements.

12	www.utilityincomefund.com

Financial Highlights

For the Six Months Ended 4/30/21 (Unaudited)		For the Year Ended 10/31/20	For the Year Ended 10/31/19	For the Year Ended 10/31/18		For the Year Ended 10/31/17		For the Year Ended 10/31/16
$30.77		$36.52	$31.74	$33.14		$32.53		$30.29

0.33		0.65	0.65	0.84		1.00		0.84
4.36		(4.24)	6.21	(0.25)		3.87		3.89
4.69		(3.59)	6.86	0.59		4.87		4.73

(1.08)		(0.85)	(0.64)	(0.83)		(1.04)		(0.99)
–		(1.31)	(1.44)	(1.16)		(1.80)		(0.83)
(1.08)		(2.16)	(2.08)	(1.99)		(2.84)		(1.82)
–		–	–	(0.00	)(2)	(1.42	)(3)	(0.67	)(3)
N/A		N/A	N/A	N/A		N/A		N/A
(1.08)		(2.16)	(2.08)	(1.99)		(4.26)		(2.49)

$34.38		$30.77	$36.52	$31.74		$33.14		$32.53
$34.68		$31.45	$37.09	$30.36		$31.02		$30.00

15.51	%(5)	(9.89)%	22.38%	2.39%		11.04%		14.31%
13.99	%(5)	(9.32)%	29.94%	4.63%		12.70%		7.62%

$2,002,588		$1,659,754	$1,779,985	$1,544,961		$1,612,865		$1,116,576
1.23	%(6)	1.50%	2.06%	1.90%		1.66%		1.59%

1.05	%(6)	1.09%	1.17%	1.10%		1.09%		1.14%

2.02	%(6)	2.00%	1.93%	2.62%		2.97%		2.66%
14	%(5)	38%	22%	24%		15%		34%

$395,000		$345,000	$445,000	$445,000		$320,000		$320,000
$6,070		$5,811	$5,000	$4,472		$6,040		$4,489

Semi-Annual Report | April 30, 2021	13

Reaves Utility Income Fund	Financial Highlights

(1)	Calculated using average common shares outstanding.
(2)	Less than $(0.005).
(3)	Effect of rights offerings for common shares at a price below market price.
(4)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(5)	Not Annualized
(6)	Annualized
(7)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

14	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2021 (Unaudited)

1.	SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purpose of the 1940 Act. The Agreement and Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE American LLC (the “Exchange”) and trade under the ticker symbol “UTG”.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding.

The Board of Trustees (the “Board”) has established the following procedures for valuation of the Fund’s asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund’s primary and/or secondary independent third-party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including, but not limited to: structured product markets, fixed income markets, interest rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund’s primary and/or secondary independent third-party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Securities, for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s or counterparty’s management; the prospects for the industry of the issuer, borrower or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non-affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Semi-Annual Report | April 30, 2021	15

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2021 (Unaudited)

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

16	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2021 (Unaudited)

The following is a summary of the Fund’s investments in the fair value hierarchy as of April 30, 2021:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,371,972,632	$–	$–	$2,371,972,632
Limited Partnerships		–	–153,208	153,208
Money Market Funds	35,972,232	–	–	35,972,232
Total	$2,407,944,864	$–	$153,208	$2,408,098,072

*	See Statement of Investments for industry classifications.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of October 31, 2020	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer in and/or (out) of Level 3	Balance as of April 30, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2021
Limited Partnerships	$167,033	$–	$(13,825)	$–	$–	$–	$153,208	$(13,825)
Total	$167,033	$–	$(13,825)	$–	$–	$–	$153,208	$(13,825)

The table below provides additional information about the Level 3 fair value measurements as of April 30, 2021:

Investment Type	Value as of 04/30/21	Valuation Technique*	Unobservable Input**	Amount
			Discount Rate	35%
			Decline Rate	25%
Limited Partnership	$153,208	Discounted Cash Flow	Discount for Lack of Marketability	15%
Total	$153,208

*	The fair valuation procedures used to value the Level 3 investments are in accordance with the Fund's Board-approved fair valuation policies.
**	A change in the unobservable input may result in a significant change to the value of the investment as of April 30, 2021 as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Decline Rate	Decrease	Increase
Discount for Lack of Marketability	Decrease	Increase

Semi-Annual Report | April 30, 2021	17

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2021 (Unaudited)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the Exchange (normally, 4:00 p.m. New York time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. As of and during the six months ended April 30, 2021, the Fund had no outstanding forward foreign currency contracts.

Distributions to Shareholders: The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. See Note 3.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2.	RISKS

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more broadly diversified investment.

Concentration Risk. The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, and telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of common shares.

Risk of Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

18	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2021 (Unaudited)

Market Disruption and Geopolitical Risk. The value of investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund’s portfolio, as well as its ability to sell securities to meet redemptions. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, persists for an extended period of time. Such events could impact the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investments may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory, other activities on behalf the Fund.

COVID-19 Risk. The outbreak of the novel coronavirus that causes the respiratory disease COVID-19, (the “Coronavirus”) outbreak, began in late 2019. The Coronavirus subsequently spread globally in early 2020. The impact of the outbreak has evolved during the Fund’s fiscal year and continues to change. The virus has impacted the U.S and countries throughout the world, resulting in travel restrictions, quarantines, and significant portions of the population working from home, temporary or permanent layoffs, and adverse economic impacts on many industries. There have been fluctuations of consumer demand in certain sectors, disruptions in supply chains and economic output, and other adverse economic impacts of the Coronavirus. Further developments could result in additional disruptions and uncertainty and could generally have significant impacts on economies and financial markets and could impact the value and performance of the Fund.

Semi-Annual Report | April 30, 2021	19

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2021 (Unaudited)

3.	INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended April 30, 2021, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end and are not available for the six months ended April 30, 2021.

The tax character of the distributions paid by the Fund were as follows:

For the Year Ended October 31, 2020
Distributions paid from:
Ordinary Income	$42,254,673
Long-Term Capital Gain	67,010,796
Total	$109,265,469

As of April 30, 2021, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$541,143,299
Gross depreciation (excess of tax cost over value)	(16,043,013)
Net unrealized appreciation	525,100,286
Cost of investments for income tax purposes	$1,885,489,896

20	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2021 (Unaudited)

4.	CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

The Fund has a registration statement on file with the SEC (the “Shelf Registration Statement”), pursuant to which the Fund may offer common shares, from time to time, in one or more offerings, up to a maximum aggregate offering price of $600,000,000 on terms to be determined at the time of the offering.

On November 4, 2019, as allowed by the Shelf Registration Statement, the Fund entered into a distribution agreement with ALPS Distributors, Inc. (“ADI”), an affiliate of ALPS, pursuant to which the Fund could offer and sell up to 5,500,000 of the Fund’s Common Shares, from time to time through ADI. On October 6, 2020, the Fund and ADI amended the agreement, pursuant to which the Fund may offer and sell up to 6,147,291 of the Fund’s Common Shares, representing 647,291 shares from the original agreement, plus an additional 5,500,000 shares, for a total of 11,000,000 shares. During the six months ended April 30, 2021, 4,243,708 common shares were sold totaling $137,548,421, net of offering costs of $154,085. Under the agreement, ADI was paid $278,191 for the shares sold.

Offering costs incurred as a result of the Fund’s Shelf Registration Statement during the six months ended April 30, 2021 are approximately $32,365, which were charged to paid-in-capital upon the issuance of shares.

Transactions in common shares were as follows:

	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020
Common Shares outstanding - beginning of period	53,936,356	48,736,871
Common Shares issued from sale of shares	4,243,708	5,059,787
Common Shares issued as reinvestment of dividends	64,498	139,698
Common Shares outstanding - end of period	58,244,562	53,936,356

5.	BORROWINGS

On December 8, 2016, the Fund entered into a Credit Agreement with Pershing LLC. Under the terms of the Amended Credit Agreement, the Fund is allowed to borrow up to $455,000,000. Interest is charged at a rate of the one month LIBOR (“London Interbank Offered Rate”) plus 0.80%. Borrowings under the Credit Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Borrowing commenced under the terms of the Credit Agreement on December 13, 2016.

For the six months ended April 30, 2021, the average amount borrowed under the Credit Agreement was $353,425,414, at an average rate of 0.93%. As of April 30, 2021, the amount of outstanding borrowings was $395,000,000, the interest rate was 0.91% and the amount of pledged collateral was $794,705,480.

Semi-Annual Report | April 30, 2021	21

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2021 (Unaudited)

6.	RESTRICTED SECURITIES

As of April 30, 2021, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of April 30, 2021 were as follows:

Description	Acquisition Date	Cost	Value	Market Value as Percentage of Net Assets
Bastion Energy LLC (Anglo Dutch)	7/30/2015	$–	$153,208	0.01%
TOTAL		$–	$153,208	0.01%

7.	PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended April 30, 2021, aggregated $472,240,156 and $287,862,169, respectively.

8.	MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Reaves Asset Management (“Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”) with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses in connection with the performance of its services under the Administration Agreement, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, tax, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, the printing and distribution cost incurred to comply with the terms of the Fund’s 19(b) exemptive relief granted on July 14, 2011, certain expenses related to regulatory filings and extraordinary expenses.

For the six months ended April 30, 2021, Trustees who are not affiliated with the Adviser received compensation of $167,937 from the Fund which is shown in the Statement of Operations, $72,021 of which was payable as of April 30, 2021.

Pursuant to the Chief Compliance Officer Services Agreement, the Fund has agreed to pay ALPS for providing Chief Compliance Officer services to the Fund an annual fee payable in monthly installments.

Both Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

22	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2021 (Unaudited)

9.	INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

10.	SUBSEQUENT EVENT

The Board of Trustees of the Fund approved adding a breakpoint to the advisory fee schedule and the administrative fee schedule. Effective May 11, 2021, the advisory fee schedule will be as follows: 0.575% annually on assets up to $2.5 billion and 0.525% annual on assets over $2.5 billion. The administrative fee on gross assets greater than $2.5 billion will be 0.765%.

Effective June 20, 2021, the interest rate charged under the Amended Credit Agreement changed from LIBOR plus 0.80% to OBFR (Overnight Bank Funding Rate) plus 0.80%.

On June 21, 2021, the Fund and ADI amended the Distribution Agreement, pursuant to which the Fund may offer and sell up to 17,000,000 of the Fund’s Common Shares, representing 11,000,000 shares from the current agreement, plus an additional 6,000,000 shares.

Semi-Annual Report | April 30, 2021	23

Reaves Utility Income Fund	Additional Information
April 30, 2021 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE American LLC or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

24	www.utilityincomefund.com

Reaves Utility Income Fund	Additional Information
April 30, 2021 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the March 11, 2021 meeting of the Board of the Fund (the “Meeting”), the Board, including those Trustees who are not “interested Trustees” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”), approved W.H. Reaves & Co. Inc. (the “Adviser” or “Reaves”) to serve as the Fund’s investment adviser and approved the investment advisory agreement between Reaves and the Fund (the “Advisory Agreement”), upon the terms and conditions set forth therein, for an additional one-year term. In connection with considering the approval of the Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice.

Semi-Annual Report | April 30, 2021	25

Reaves Utility Income Fund	Additional Information
April 30, 2021 (Unaudited)

Although not meant to be all-inclusive, the following discussion summarizes the factors considered and conclusions reached by the Trustees in the executive session and at the Meeting in determining to approve the Advisory Agreement.

Nature, extent, and quality of services. The Trustees considered the nature, extent, and quality of the services provided to the Fund by the Adviser. In evaluating the quality of the Adviser’s services, the Trustees noted the various complexities involved in the operations of the Fund, such as the use of leverage, and an increasingly complex environment. The Trustees also considered the Fund’s investment performance and took into account its evaluation of the quality of the Adviser’s compliance program. The Trustees also considered the qualifications, experience, and capability of the Adviser’s management team and other personnel and the extent of care with which the Adviser performs its duties and obligations. The Trustees also considered information from the Adviser regarding the overall financial strength of the Adviser and considered the resources and staffing in place with respect to the services provided to the Fund. In light of the foregoing, the Trustees concluded that it was generally satisfied with the nature, extent, and quality of the services provided to the Fund by the Adviser.

Performance of the Fund and the Adviser. The Trustees reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Trustees utilized a report from an independent provider of investment company data (the “Data Provider”). As reported by the Data Provider, the Fund’s net total return (annualized) ranked 4th, 2nd, 4th, 5th, 3rd, and 2nd for the 1-, 2-, 3-, 4-, 5- and 10-year periods ended December 31, 2020, respectively, among the performance universe consisting of the Fund and all leveraged closed-end utility funds, regardless of asset size. The Trustees noted that the Fund underperformed the Lipper Closed-End Sector Equity Fund Index for all but the 10-year period.

Costs of services and profits realized. The Trustees considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser from its relationship with the Fund. To facilitate this analysis, the Trustees retained the Data Provider to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other comparable funds selected by the Data Provider (the “the Data Provider expense group”). The Trustees reviewed, among other things, information provided by the Data Provider comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Data Provider expense group. Based on the data provided on management fee rates, the Trustees noted that: (i) the Fund’s contractual management fee rate was lower than the median of its Data Provider expense group; and (ii) the actual management fee rate was lower than the median of its Data Provider expense group both on the basis of assets attributable to common shares and on a total asset basis.

The Adviser also furnished the Trustees with copies of its financial statements and other information regarding its expenses in providing services to the Fund. In reviewing those financial statements and other materials, the Trustees examined the profitability to the Adviser.

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Reaves Utility Income Fund	Additional Information
April 30, 2021 (Unaudited)

Economies of scale. The Trustees noted that there were no fee breakpoints in the Advisory Agreement and that any increases in the Fund’s assets are primarily attributable to market appreciation, dividend reinvestments, and the ATM program.

Comparison with other advisory contracts. The Trustees also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Trustees noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is comparable to the Adviser’s standard fee schedule. However, the Trustees noted that the services provided by the Adviser to the Fund are more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts and to those investment company accounts for which the Adviser serves only in a sub-advisory capacity. Furthermore, the Trustees considered, based on the Adviser’s representation, that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Trustees considered indirect benefits to the Adviser from its relationship to the Fund, including increased visibility among its institutional asset manager peer group and “sell side” research obtained from broker-dealers that execute trades for the Fund.

Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Trustees concluded that the level of fees paid to the Adviser was fair and reasonable in light of the usual and customary charges for such services, and that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders.

FUND PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-644-5571, or on the Fund’s website at https://www.utilityincomefund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-644-5571, or on the SEC’s website at https://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Copies of the Fund’s Forms N-PORT are available on the Commission’s website at https://www.sec.gov. Quarterly Holdings statements as of the first and third quarter of each fiscal year, and information on the Fund’s Forms N-PORT, are available on the Fund’s website at https://www.utilityincomefund.com, and are available without a charge, upon request, by contacting the Fund at 1-800-644-5571.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time common shares in the open market.

Semi-Annual Report | April 30, 2021	27

Reaves Utility Income Fund	Additional Information
April 30, 2021 (Unaudited)

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the six months ended April 30, 2021				% Breakdown of the Total Cumulative Distributions for the six months ended April 30, 2021
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Reaves Utility Income Fund	$0.31828	$0.76172	$0.00000	$1.08000	29.47%	70.53%	0.00%	100.00%

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

28	www.utilityincomefund.com

Reaves Utility Income Fund	Additional Information
April 30, 2021 (Unaudited)

ANNUAL MEETING OF SHAREHOLDERS

On April 5, 2021, the Annual Meeting of Shareholders of the Fund was held to elect two Trustees. On February 1, 2021, the record date for the meeting, the Fund had 55,696,940.414 outstanding common shares. The votes cast at the meeting were as follows:

Proposal 1 – Proposal to elect two Trustees:

Election of E. Wayne Nordberg as Trustee of the Fund:

	Shares Voted	% Voted
Affirmative	41,086,711.000	98.137%
Withheld	780,102.000	1.863%
TOTAL	41,866,813.000	100.000%

Election of Larry W. Papasan as Trustee of the Fund:

	Shares Voted	% Voted
Affirmative	40,977,194.000	97.875%
Withheld	889,619.000	2.125%
TOTAL	41,866,813.000	100.000%

Semi-Annual Report | April 30, 2021	29

Reaves Utility Income Fund	Privacy Policy
April 30, 2021 (Unaudited)

The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about the Fund’s privacy policies call (800) 644-5571 (toll-free).

30	www.utilityincomefund.com

Intentionally Left Blank

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this report.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1(a) of this report.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this report.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.
(b)	Not applicable to semi-annual report.

Item 13. Exhibits.

(a) (1)	Not applicable to semi-annual report.

(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Ex-99.Cert.

(3)	None.

(4)	None.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated August 10, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Joseph (Jay) Rhame III
Joseph (Jay) Rhame III
President (Principal Executive Officer)

Date:	July 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph (Jay) Rhame III
Joseph (Jay) Rhame III
President (Principal Executive Officer)

Date:	July 7, 2021

By:	/s/ Erich Rettinger
Erich Rettinger
Treasurer (Principal Financial Officer)

Date:	July 7, 2021